UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐ Definitive Proxy Statement
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☒ Soliciting Material under §240.14a-12

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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See Pages 3 & 4 for detailed list of all proposals being voted on by each fund.

What is happening?

On December 10, 2015 Hatteras announced that Raleigh Acquisition, LLC, a newly formed company owned by Hatteras Funds’ management team, entered into an agreement to acquire Hatteras Funds, LLC from RCS Capital Corporation and RCS Capital Holdings, LLC, a direct wholly-owned subsidiary of RCS. Once approved, Hatteras Funds will again be a 100% employee owned alternative investment boutique.

Why are shareholders and partners being asked to vote at the Special Meetings taking place on January 21, 2016?

When consummated, the Purchase will result in an “assignment” under the 1940 Act of the existing advisory and sub-advisory agreements of the Funds. To avoid disruption of the Funds’ and the Underlying Funds’ investment management program, the Boards approved proposed new investment advisory and sub-advisory agreements on December 9, 2015. Investors are being asked to vote and/or submit voting instructions on behalf of their shares approving the new agreements of their respective Fund(s).

When is the purchase expected to be completed?

The Purchase is expected to be consummated on December 31, 2015, but is subject to various conditions.

THE BOARD OF EACH HATTERAS FUND RECOMMENDS THAT SHAREHOLDERS VOTE “IN FAVOR”
ON ALL PROPOSALS AT EACH MEETING TAKING PLACE ON JANUARY 21, 2016

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NAME OF FUND	9:00AM	10:00AM	10:30AM	11:00AM	12:00PM
Hatteras Core Alternatives Fund, L.P.	√
Hatteras Core Alternatives TEI Fund, L.P.	√
Hatteras Core Alternatives Institutional Fund, L.P.	√
Hatteras Core Alternatives TEI Institutional Fund, L.P.	√
Hatteras Alternative Multi-Manager Fund		√	√
Hatteras Market Neutral Fund		√	√
Hatteras Disciplined Opportunity Fund		√	√
Hatteras Long/Short Equity Fund		√	√
Hatteras Long/Short Debt Fund		√	√
Hatteras Managed Futures Strategies Fund		√	√
Hatteras Alpha Hedged Strategies Fund		√	√
Hatteras VC Co-Investment Fund II, LLC				√
Hatteras Global Private Equity Partners Institutional, LLC					√

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PROPOSAL SUMMARY

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST – RECORD DATE: DECEMBER 8, 2015
Hatteras Alternative Multi-Manager Fund
Hatteras Market Neutral Fund
Hatteras Disciplined Opportunity Fund
Hatteras Long/Short Equity Fund
Hatteras Long/Short Debt Fund
Hatteras Managed Futures Strategies Fund
Hatteras Alpha Hedged Strategies Fund

MEETING 1 - 10:00AM – HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
1.	To approve the investment advisory agreement between Hatteras Funds, LLC and the Trust, on behalf of the Hatteras Alpha Hedged Strategies Fund;
2.	To approve the investment advisory agreement between Hatteras Funds, LLC and the Trust, on behalf of the Hatteras Alternative Multi-Manager Fund;
3.	To approve the investment advisory agreement between Hatteras Funds, LLC and the Trust, on behalf of the Hatteras Long/Short Debt Fund;
4.	To approve the investment advisory agreement between Hatteras Funds, LLC and the Trust, on behalf of the Hatteras Long/Short Equity Fund;
5.	To approve the investment advisory agreement between Hatteras Funds, LLC and the Trust, on behalf of the Hatteras Managed Futures Strategies Fund;
6.	To approve the investment advisory agreement between Hatteras Funds, LLC and the Trust, on behalf of the Hatteras Market Neutral Fund;
8.	To approve the investment advisory agreement between Hatteras Funds, LLC and the Trust, on behalf of the Hatteras Disciplined Opportunity Fund;
9.
To provide voting instructions from the Hatteras Alpha Hedged Strategies Fund and the Hatteras Alternative Multi-Manager Fund regarding the Underlying Fund Proposal to approve the investment advisory agreement between Hatteras Funds, LLC and the Trust, on behalf of the Hatteras Market Neutral Fund;

10.
To provide voting instructions from the Hatteras Alpha Hedged Strategies Fund and the Hatteras Alternative Multi-Manager Fund regarding the Underlying Fund Proposal to approve the investment advisory agreement between Hatteras Funds, LLC and the Trust, on behalf of the Hatteras Event Driven Fund;

11.	To approve the investment sub-advisory agreement between Hatteras Funds, LLC and Acertus Capital Management, LLC, on behalf of the Hatteras Disciplined Opportunity Fund;

MEETING 2 - 10:30AM – UNDERLYING FUNDS TRUST

12.
To provide voting instructions from the Hatteras Alpha Hedged Strategies Fund and the Hatteras Managed Futures Strategies Fund regarding the Underlying Fund Proposal to approve the investment advisory agreement between Hatteras Funds, LLC and the UFT, on behalf of the Managed Futures Strategies Portfolio of UFT;

13.
To provide voting instructions from the Hatteras Alpha Hedged Strategies Fund, the Hatteras Alternative Multi-Manager Fund and the Hatteras Long/Short Equity Fund regarding the Underlying Fund Proposal to approve the investment advisory agreement between Hatteras Funds, LLC and the UFT, on behalf of the Long/Short Equity Portfolio of UFT; and

14.
To provide voting instructions from the Hatteras Alpha Hedged Strategies Fund, the Hatteras Alternative Multi-Manager Fund and the Hatteras Long/Short Debt Fund regarding the Underlying Fund Proposal to approve the investment advisory agreement between Hatteras Funds, LLC and the UFT, on behalf of the Relative Value Long/Short Debt Portfolio of UFT.

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PROPOSAL SUMMARY

HATTERAS CORE ALTERNATIVES FUNDS – RECORD DATE: NOVEMBER 1, 2015

Hatteras Core Alternatives Fund, L.P.
Hatteras Core Alternatives TEI Fund, L.P.
Hatteras Core Alternatives Institutional Fund, L.P.
Hatteras Core Alternatives TEI Institutional Fund, L.P.

MEETING - 9:00AM

1.	To obtain voting instructions regarding the Master Fund Proposal to approve the investment advisory agreement between Hatteras Funds, LLC and Hatteras Master Fund, L.P.; and
2.
To obtain voting instructions regarding the Master Fund Proposal to approve the investment sub-advisory agreement among Morgan Creek Capital Management, Hatteras Funds, LLC and Hatteras Master Fund, L.P.

HATTERAS CLOSED-END FUNDS – RECORD DATE: NOVEMBER 1, 2015
Hatteras VC Co-Investment Fund II, LLC
Hatteras Global Private Equity Partners itutional, LLC

MEETING – TIMES VARY

1.	To approve the investment advisory agreement between Hatteras Funds, LLC and the Fund.

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SECTION 1
HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
Hatteras Alpha Hedged Strategies Fund
Hatteras Alternative Multi-Manager Fund
Hatteras Market Neutral Fund
Hatteras Disciplined Opportunity Fund
Hatteras Long/Short Debt Fund
Hatteras Long/Short Equity Fund
Hatteras Managed Futures Strategies Fund

(Proposals 1 – 14) Investment Advisory & Sub-Advisory Agreement Proposals

Why are shareholders being asked to approve new Investment Advisory and Sub-Advisory Agreements?

On December 10, 2015, the Funds’ investment adviser, Hatteras Funds, LLC, entered into a transaction which, when consummated, will result in an “assignment” within the meaning of the Investment Company Act of 1940, and therefore a termination of, the investment advisory and  sub-advisory agreements that pertain to the Funds. To facilitate management of the Funds and the Underlying Funds, the Trust’s Board of Trustees seeks (i) approval or voting instructions, as described in Proposals 1 through 10, of the New HAMFT Agreement, (ii) approval, as described in Proposal 11, of the New Acertus Agreement, and (iii) to obtain voting instructions, as described in Proposals 12 through 14, necessary to set in place the New UFT Agreement, and each effective as of the date of the Current Agreements’ termination.

Will the way in which the funds are managed change as a result of the proposed new Investment Advisory and Sub-Advisory Agreements?

The Funds and their investment objectives and policies will not change as a result of the New Agreements.

Will the people who handle the day-to-day management of the funds’ assets change as a result of the new Investment Advisory and Sub-Advisory Agreements?

The current portfolio management team will continue to manage the Funds

Will the investment management fee change as a result of the new Investment Advisory and Sub-Advisory Agreements?

The investment management fees will not change. The investment management fee rate applicable to the Funds under the New HAMFT Agreement, the investment management fee rate applicable to the Underlying Funds and indirectly borne by the Alpha Fund, Alternative Multi-Manager Fund, Long/Short Debt Fund, Long/Short Equity Fund and Managed Futures Fund under the New UFT Agreement, and the investment sub-advisory fee rate applicable to the Disciplined Opportunity Fund under the New Acertus Agreement will each be the same as the investment management fee rates applicable to the Funds or borne indirectly by the Funds under the Current Agreements.

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Do the terms of the new Investment Advisory and Sub-Advisory Agreements differ from the terms of Earlier Agreements?

The New Agreements contain identical terms and conditions as the Current Agreements.

Will the value of my investment change as a result of the new Investment Advisory Agreement?

The value of your investment will not change.

If approved, how long will the new Investment Advisory Agreement remain in effect?

Like the Current Agreement, the New Agreement provides that it will remain in force for an initial term of two years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees of the HAMFT Board, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the HAMFT Board or of a majority of the outstanding voting securities of the Funds.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” APPROVAL OF THE NEW INVESTMENT ADVISORY & SUB-ADVISORY AGREEMENTS WITH RESPECT TO EACH FUND AND EACH UNDERLYING FUND

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SECTION 2
HATTERAS CORE ALTERNATIVES FUNDS
Hatteras Core Alternatives Fund, L.P.
Hatteras Core Alternatives TEI Fund, L.P.
Hatteras Core Alternatives Institutional Fund, L.P.
Hatteras Core Alternatives TEI Institutional Fund, L.P.

(Proposals 1 - 2) Investment Advisory & Sub-Advisory Agreement Proposals

Why are partners being asked to approve new Investment Advisory and Sub-advisory Agreements?

On December 10, 2015, the Fund’s investment adviser, Hatteras Funds, LLC, entered into a transaction which, when consummated, will result in an “assignment” within the meaning of the Investment Company Act of 1940, and therefore a termination of, the investment advisory and sub-advisory agreements that pertain to the Funds. To facilitate management of the Fund’s assets, the Board of Directors of the Funds seeks to obtain the voting instructions, as described in Proposal 1, necessary to set in place the Advisory Agreement and the voting instructions, described in Proposal 2, necessary to set in place the Sub-Advisory Agreement.

Will the way in which the funds are managed change as a result of the proposed new Investment Advisory Agreement?

The Fund and its investment objective and policies will not change as a result of the Agreements.

Will the people who handle the day-to-day management of the funds’ assets change as a result of the new Investment Advisory Agreement?

The current portfolio management team will continue to manage the Master Fund

Will the investment advisory fee change as a result of the new Investment Advisory Agreement?

The investment management fee will not change. The investment management fee rate applicable to the Master Fund and indirectly borne by the Fund under the Agreements will be the same as the investment management fee rate applicable to the Master Fund and indirectly borne by the Fund under the Current Agreements.

Do the terms of the new Investment Advisory and Sub-Advisory Agreements differ from the terms of Earlier Agreements?

The Advisory Agreement contains identical terms and conditions as the Current Advisory Agreement and the Sub-Advisory Agreement contains identical terms and conditions as the Current Sub-Advisory Agreement.

Will the value of my investment change as a result of the new Investment Advisory Agreement?

The value of your investment will not change.

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If approved, how long will the new Investment Advisory and Sub-Advisory Agreements remain in effect?

If approved, the agreement shall remain in full force and effect until the date which is two years after the effective date of this Agreement. Subsequent to such initial period of effectiveness, this Agreement shall continue in full force and effect, subject to Section 12(c), for successive one-year periods so long as such continuance is approved at least annually: (i) by either the Board of Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Fund; and (ii) in either event, by the vote of a majority of the directors of the Master Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE NEW INVESTMENT ADVISORY & SUB-ADVISORY AGREEMENT WITH RESPECT TO EACH FUND THE MASTER FUND

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SECTION 3
HATTERAS CLOSED-END FUNDS
Hatteras VC Co-Investment Fund II, LLC – 11:00AM
Hatteras Global Private Equity Partners Institutional LLC – 12:00PM

(Proposal 1) Investment Advisory Agreement Proposal

Why are shareholders being asked to approve a new Investment Advisory Agreement?

On December 10, 2015, the Fund’s investment adviser, Hatteras Funds, LLC, entered into a transaction which, when consummated, will result in an “assignment” within the meaning of the Investment Company Act of 1940, and therefore a termination of, the Fund’s investment advisory Agreement. To facilitate management of the Fund’s assets, the Board seeks to obtain approval by the Fund’s members of the Proposal necessary to set in place the Advisory Agreement.

Will the way in which the fund is managed change as a result of the proposed new Investment Advisory Agreement?

The Fund and its investment objective and policies will not change as a result of the Advisory Agreement.

Will the people who handle the day-to-day management of the Funds’ assets change as a result of the new Investment Advisory Agreement?

The current portfolio management team will continue to manage the Fund.

Will the investment advisory fee change as a result of the new Investment Advisory Agreement?

The investment management fee rate applicable to the Fund under the Advisory Agreement will be the same as the investment management fee rate applicable to the Fund under the Current Agreement.

Do the terms of the new Investment Advisory Agreement differ from the terms of Earlier Agreements?

The Advisory Agreement contains identical terms and conditions as the Current Agreement.

Will the value of my investment change as a result of the new Investment Advisory Agreement?

The value of your investment will not change.

If approved, how long will the new Investment Advisory Agreement remain in effect?

Like the Current Agreement, the Advisory Agreement provides that, unless sooner terminated as provided therein, it shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Managers of the Board who are not parties to the Advisory Agreement or interested persons of any party to the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by a vote of a majority of the Board or by vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the members of the Fund fail to approve the Advisory Agreement as provided therein, Hatteras may continue to serve thereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.

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THE BOARD OF MANAGERS RECOMMENDS A VOTE “FOR” APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT

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FUND TICKERS AND CUSIPS
OPEN-END FUNDS
NAME OF FUND	CUSIP	CLASS	TICKER
Hatteras Long/Short Equity Fund	41902V708	Retail	HLSAX
Hatteras Long/Short Equity Fund	41902V807	Institutional	HLSIX
Hatteras Long/Short Debt Fund	41902V500	Retail	HFIAX
Hatteras Long/Short Debt Fund	41902V849	Retail	HFICX
Hatteras Long/Short Debt Fund	41902V609	Institutional	HFINX
Hatteras Managed Futures Strategies Fund	41902V864	Retail
Hatteras Managed Futures Strategies Fund	41902V856	Institutional	HMFIX
Hatteras Alpha Hedged Strategies Fund	41902V401	Retail	ALPHX
Hatteras Alpha Hedged Strategies Fund	41902V104	Retail	APHCX
Hatteras Alpha Hedged Strategies Fund	41902V112	Retail	APHAX
Hatteras Alpha Hedged Strategies Fund	41902V872	Institutional	ALPIX
Hatteras Alternative Multi-Manager Fund	41902V880	Institutional	HHSIX
Hatteras Market Neutral Fund	41902V799	Institutional
Hatteras Disciplined Opportunity Fund	41902V724	Institutional	HDOIX
Hatteras Disciplined Opportunity Fund	41902V732	Retail
PRIVATE FUNDS
NAME OF FUND	CUSIP	CLASS	TICKER
Hatteras Core Alternatives Fund LP	41902U106	N/A
Hatteras Core Alternatives TEI Fund LP	41902W102	N/A
Hatteras Core Alternatives Institutional Fund LP	41902X100	N/A
Hatteras Core Alternatives TEI Institutional Fund LP	41902Y108	N/A
CLOSED-END FUNDS
NAME OF FUND	CUSIP	CLASS	TICKER
Hatteras Global Private Equity Partners Institutional LLC	888888888	N/A
Hatteras VC Co-Investment Fund II LLC	777777777	N/A

VOTING METHODS

PHONE:
To cast your vote by telephone with a proxy specialist, call the toll-free number found on your proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the proxy card, sign and date the card and return it in the postage-paid envelope.
TOUCH-TONE:	To cast your vote via a touch-tone voting line, call the toll-free number and enter the control number found on your proxy card.
INTERNET:	To vote via the Internet, go to the website on your proxy card and enter the control number found on the proxy card.

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The proxy statement is available online at: www.proxyonline.com/docs/HatterasFunds.pdf

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